STATEMENTS OF NET ASSETS AVAILABLE FOR BENEFITS - EBP 009 - USD ($)	Dec. 31, 2025	Dec. 31, 2024
Assets:
Investments at Fair Value	$ 146,750,523	$ 130,825,115
Receivables:
Notes Receivable from Participants	2,026,443	1,706,134
Employer Contributions	432,450	343,422
Dividends Receivable	3,297	5,366
Total Assets	149,212,713	132,880,037
Liabilities:
Dividends Payable to Participants	3,297	5,366
Net Assets Available for Benefits	$ 149,209,416	$ 132,874,671